UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

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     Date of Report:                                January 12, 2005
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     Date of earliest event reported:               January 11, 2005
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                          SVB FINANCIAL SERVICES, INC.
                          ----------------------------
             (Exact Name of Registrant as specified in its charter)

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          New Jersey                    000-22407                22-3438058
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(State or other jurisdiction of    Commission File No.   (IRS Employer
        incorporation)                                   Identification Number)
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     70 East Main Street, Somerville, NJ                      08876
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   (Address of principal executive offices)                  (Zip Code)
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Registrant's telephone number, including area code:    (908) 541-9500
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement

     On January 11, 2005, Fulton Financial Corporation ("Fulton") entered into a definitive Agreement and Plan of Merger (the "Agreement") with SVB Financial Services, Inc. ("Somerset"). Under the Agreement, Somerset will merge (the
"Merger") with and into Fulton, with Fulton surviving, and all of the outstanding shares of the common stock of Somerset ("Somerset Common Stock") will be converted into shares of the common stock of Fulton ("Fulton Common Stock") or cash, or a combination of both. Following the Merger, Somerset's wholly-owned banking subsidiary, Somerset Valley Bank, will continue operations as a subsidiary of Fulton.

     Under the terms of the Agreement, shares of Somerset Common Stock will be exchanged for (i) shares of Fulton Common Stock on the effective date of the Merger based on an exchange ratio of .9519 shares of Fulton Common Stock for each share of Somerset Common Stock outstanding, subject to adjustment; (ii) $21.00 per share; or (iii) a combination of (i) and (ii). Each option to acquire shares of Somerset Common Stock which is outstanding on the effective date of the Merger will be exchanged for either (i) options to acquire Fulton Common Stock, with the number of shares subject to such options and the exercise price adjusted appropriately based on the exchange ratio; or (ii) cash for each option equal to the difference between the exercise price of the option and $21.00. Elections are subject to proration so that, in the aggregate, a minimum of 20% and a maximum of 40% of total consideration is paid in cash.

     Consummation of the Merger is subject to various conditions, including, among others, the approval of the Merger by applicable bank regulatory authorities and the approval of the Agreement and the Merger by the shareholders of Somerset. In connection with the execution of the Agreement, Somerset has granted Fulton an option to acquire 1,008,775 shares (subject to adjustment) of Somerset Common Stock at an exercise price of $22.00 per share, such option to be exercisable only upon the occurrence of certain events.

     Assuming that all conditions are satisfied without unexpected delay, it is anticipated that the effective date of the Merger will occur in the third quarter of 2005.

     Pursuant to General Instruction F to Form 8-K, the press release announcing the execution of the Agreement is attached as an exhibit to this Current Report and is incorporated herein by reference.






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Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

     Pursuant to Item 9.01(c) of Form 8-K, Fulton hereby files the following exhibits in accordance with Item 601 of Regulation S-K:

Number              Title
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2.1                 Agreement  and  Plan of  Merger,  dated  January  11,  2005, between  Fulton  Financial  Corporation  and  SVB  Financial
                    Services, Inc.

99.1 Warrant Agreement, dated January 12, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

99.2                Warrant, dated January 12, 2005

99.3 Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Robert Corcoran, dated January 11, 2005

99.4 Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Arthur Brattlof, dated January 11, 2005

99.5                Press Release, dated January 11, 2005






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SVB FINANCIAL SERVICES, INC.


Date:  January 12, 2005                           By:    /s/ Keith B. McCarthy
                                                         -----------------------
                                                  Name:  Keith B. McCarthy
                                                  Title: Chief Operating Officer




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                                  EXHIBIT INDEX
                                  -------------
                                                                   Page Number
                                                                   in Manually
                                                                 Signed Original
                                                                 ---------------

Number             Title

2.1 Agreement and Plan of Merger, dated January 11, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

99.1 Warrant Agreement, dated January 12, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

99.2                Warrant, dated January 12, 2005

99.3 Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Robert Corcoran, dated January 11, 2005

99.4 Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Arthur Brattlof, dated January 11, 2005

99.5                Press Release, dated January 11, 2005

99.6                Transaction Information